UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTFIELD FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WESTFIELD FINANCIAL, INC.

141 Elm Street
Westfield, Massachusetts 01085
(413) 568-1911

ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2012

Dear Shareholder,

Due to a typographical error contained in the proxy card mailed to you on or about April 11, 2012, enclosed is an updated proxy card.  The proposals you will be voting upon at the Annual Meeting are:

(1)	election of the four nominees named in the attached proxy statement as directors to serve on the Board of Directors for a term of office stated;

(2)	approval of a non-binding advisory resolution on the compensation of our named executive officers;

(3)	ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(4)	consideration of any other business properly brought before the meeting, and any adjournment or postponement thereof.

The Board of Directors of Westfield Financial has determined that an affirmative vote on the above listed matters is in the best interests of Westfield Financial and its shareholders and unanimously recommends a vote “FOR” these matters.

Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend. Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting.
IF YOU HAVE ALREADY SUBMITTED YOUR PROXY CARD, YOU WILL NEED TO COMPLETE A NEW PROXY CARD IN ORDER FOR YOUR VOTE TO COUNT.

If you have any questions, please call us at (413) 568-1911.

Sincerely,

Gerald P. Ciejka
Secretary

Westfield, Massachusetts
April 16, 2012

X PLEASE MARK VOTES AS IN THIS EXAMPLE

# REVOCABLE PROXY
## WESTFIELD FINANCIAL, INC.

**This Proxy is solicited on behalf of the Board of Directors of Westfield Financial, Inc. for the Annual Meeting of Shareholders to be held on May 17, 2012.**

The undersigned shareholder of Westfield Financial, Inc. hereby appoints Gerald P. Ciejka and Leo R. Sagan, Jr., and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Westfield Financial, Inc. held of record by the undersigned on March 19, 2012, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 17, 2012 at 10:00 a.m., Eastern Time, at the Sheraton Springfield Monarch Place Hotel, 1 Monarch Place, Springfield, MA 01144 or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement, dated April 11, 2012, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2 and 3.**

| | For | With-hold | For All Except |
|---|---|---|---|
| 1. The election of four candidates to serve as directors for a term of office to expire in 2015.<br>**Nominees:** David C. Colton, Jr., James C. Hagan, Philip R. Smith and Donald A. Williams | ☐ | ☐ | ☐ |

**INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.**

______________________________

| | For | Against | Abstain |
|---|---|---|---|
| 2. The approval of a non-binding advisory resolution on the compensation of our named executive officers. | ☐ | ☐ | ☐ |
| 3. The ratification of the appointment of Wolf & Company, P.C. as Westfield Financial's independent registered public accounting firm for the fiscal year ending December 31, 2012. | ☐ | ☐ | ☐ |

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting dated April 11, 2012.

I WILL ATTEND ANNUAL MEETING. → ☐

**The Board of Directors unanimously recommends a vote FOR the nominees named in Item 1 and a vote FOR the proposals listed in Items 2 and 3.**

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______ Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

---

**Detach above card, sign, date and mail in postage paid envelope provided.**

WESTFIELD FINANCIAL, INC.

**PLEASE ACT PROMPTLY**

**PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________

______________________________

______________________________

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2012.**
**The Proxy Statement and the Annual Report are available at**
**http://www.snl.com/irweblinkx/govdocs.aspx?IID=4066200.**

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